UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2017

 BLACK CREEK DIVERSIFIED PROPERTY FUND INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 228-2200

Dividend Capital Diversified Property Fund Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE
As previously disclosed, the board of directors of Black Creek Diversified Property Fund Inc. (f/k/a Dividend Capital Diversified Property Fund Inc. and referred to herein as the “Company,” “we,” “our,” or “us”) approved and submitted to our stockholders for their approval a proposal (the “Charter Proposal”) at our 2017 annual meeting of stockholders (the “Annual Meeting”) to amend our charter to restructure our share classes as part of a broader restructuring (the “Proposed Restructuring”). As part of the Proposed Restructuring, we intended to, among other things:

•	change our currently outstanding unclassified shares of common stock (which, since 2012, we have referred to as “Class E” shares ) to a new formally designated class of Class E shares;

•	change our outstanding Class A, Class W and Class I shares of common stock to Class T, Class D and a new version of Class I shares of common stock, respectively;

•	create a new class of common stock called Class S shares;

•	revise the classes of common stock that we offer in our ongoing primary public offering from Class A, Class W and Class I shares to Class T, Class S, Class D and a new version of Class I shares;

•	revise the compensation we pay to our dealer manager in connection with our offerings;

•	revise the fees we pay to our advisor;

•	change the frequency of our net asset value (“NAV”) calculations from daily to monthly and make other changes to our valuation policies; and

•	adopt a new share redemption program that would apply to all of our stockholders.
For more information about the Charter Proposal and the Proposed Restructuring, please refer to the definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which is available on the website of the Securities and Exchange Commission (the “Commission”) at the address www.sec.gov and is incorporated herein by reference.
On July 26, 2017, we adjourned the Annual Meeting with respect to the Charter Proposal in order to solicit additional proxies until August 9, 2017. On August 9, 2017, we adjourned the Annual Meeting with respect to the Charter Proposal in order to solicit additional proxies until August 21, 2017, and on August 21, 2017, we adjourned the Annual Meeting with respect to the Charter Proposal in order to solicit additional proxies until September 1, 2017. On September 1, 2017, we reconvened the Annual Meeting and our stockholders approved the Charter Proposal. Accordingly, on September 1, 2017, our board of directors met and approved various matters, as described further below, in order to implement the Proposed Restructuring. We refer to the Proposed Restructuring as implemented as the “Restructuring.” Many aspects of the Restructuring are described in Post-Effective Amendment No. 10 to our Registration Statement on Form S-11 (Registration Number 333-197767) (the “Registration Statement”), which was filed on September 1, 2017 and is available on the website of the Commission at the address www.sec.gov and incorporated herein by reference. In order to simplify and shorten this Current Report on Form 8-K, we refer to descriptions contained in the Registration Statement often throughout this Current Report on Form 8-K, which descriptions are incorporated herein by reference.

Item 1.01    Entry into a Material Definitive Agreement.

Third Amended and Restated Dealer Manager Agreement

Upon effectiveness of the Registration Statement, we intend to offer and sell Class T, Class S, Class D and Class I shares of common stock in our ongoing public primary offering, rather than Class A, Class W and Class I shares of common stock. Furthermore, we have revised the compensation we pay to our dealer manager, Black Creek Capital Markets, LLC (f/k/a Dividend Capital Securities LLC) (the “Dealer Manager”) in connection with such offering, substantially as described in the Proxy Statement. Accordingly, on September 1, 2017 we entered into the Third Amended and Restated Dealer Manager Agreement with the Dealer Manager. The description of the terms of the proposed Third Amended and Restated Dealer Manager Agreement is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Plan of Distribution.” The Third Amended and Restated Dealer Manager Agreement has been filed as an exhibit to this Current Report on Form 8-K.
Twelfth Amended and Restated Advisory Agreement; Letter Agreement

Effective September 1, 2017, we and Black Creek Diversified Property Operating Partnership LP (f/k/a Dividend Capital Total Realty Operating Partnership LP) (the “Operating Partnership”) replaced our then-current advisory agreement by entering into a Twelfth Amended and Restated Advisory Agreement with our external advisor, Black Creek Diversified Property Advisors LLC (f/k/a Dividend Capital Total Advisors LLC) (the “Advisor”) to implement the fee and expense reimbursement changes substantially as described in the Proxy Statement. The description of the Twelfth Amended and

Restated Advisory Agreement is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “The Advisor and the Advisory Agreement-The Advisory Agreement” and “The Advisor and the Advisory Agreement-Summary of Fees, Commissions and Reimbursements.” The Twelfth Amended and Restated Advisory Agreement has been filed as an exhibit to this Current Report on Form 8-K. In addition, we and our Operating Partnership separately agreed to pay our Advisor $1.4 million in consideration of disposition services rendered prior to September 1, 2017 and for which the Advisor has not otherwise been paid a fee. This letter agreement has been filed as an exhibit to this Current Report on Form 8-K.

Sixth Amended and Restated Limited Partnership Agreement

Effective September 1, 2017, we amended the limited partnership agreement of our Operating Partnership by entering into a Sixth Amended and Restated Limited Partnership Agreement. The amended agreement reflects our Operating Partnership’s new name, revised limited partnership units that correspond to our revised share classes, and other ministerial changes. It also provides redemption rights for holders of Class I limited partnership units (which we may issue to third parties in the future). The description of the Sixth Amended and Restated Limited Partnership Agreement is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “The Operating Partnership Agreement.” The Sixth Amended and Restated Limited Partnership Agreement has been filed as an exhibit to this Current Report on Form 8-K.

Side Letter Relating to DST Program

In March 2016, we, through the Operating Partnership, initiated a program to raise capital in private placements exempt from registration under the Securities Act of 1933, as amended, through the sale of beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). Under the DST Program, each private placement will offer interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”).

In connection with the DST Program, in March 2016, Black Creek Exchange LLC (f/k/a, Dividend Capital Exchange LLC, “BCX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with our Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $500 million of interests. BC Exchange Manager LLC (the “DST Manager”), a wholly owned subsidiary of our Operating Partnership, will be engaged to act as the manager of each Delaware statutory trust holding a DST Property. On September 1, 2017, DST Manager entered into an agreement with BC Exchange Advisor LLC, a subsidiary of our Advisor, to assign all of its rights and obligations as manager (including fees and reimbursements received) to BC Exchange Advisor LLC or a subsidiary thereof. This side letter agreement has been filed as an exhibit to this Current Report on Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2017, our board of directors appointed Scott W. Recknor to serve as Managing Director - Head of Asset Management, effective September 1, 2017. Mr. Recknor will assume responsibility for leading our asset management functions over both our industrial and office portfolios. J. Michael Lynch will primarily focus on managing the investment activity within our office portfolio.

Scott W. Recknor, age 50, has served as our Managing Director-Head of Asset Management since September 2017. Mr. Recknor also serves as Managing Director-Head of Asset Management of Black Creek Industrial REIT IV Inc. and Managing Director-Head of Asset Management of Industrial Property Trust Inc. He also served as Senior Vice President-Asset Management of Industrial Income Trust Inc. upon joining Black Creek Group from November 2010 until November 2015. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and re-forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re-forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear's West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the Board of Directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).

In addition, our board of directors added Chief Investment Officer to the title of Gregory M. Moran, so he is now Managing Director, Retail and Chief Investment Officer.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment (Share Classes)

On September 1, 2017, the Articles of Amendment attached as Exhibit A to the Proxy Statement and submitted for consideration as Proposal No. 3 at the Annual Meeting was filed and acceptance for record by the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and thereby became effective as part of our charter. The description of these Articles of Amendment (which we define as “Articles of Amendment (Share Classes)”) is incorporated herein by reference to the Proxy Statement. The Articles of Amendment (Share Classes) have been filed as an exhibit to this Current Report on Form 8-K.

Articles of Amendment (Name Change)

On September 1, 2017, Articles of Amendment changing our name from “Dividend Capital Diversified Property Fund Inc.” to “Black Creek Diversified Property Fund Inc.” were filed and acceptance for record by the SDAT, and thereby became effective as part of our charter. These Articles of Amendment (which we define as “Articles of Amendment (Name Change)”) have been filed as an exhibit to this Current Report on Form 8-K.

Seventh Amended and Restated Bylaws

Effective as of September 1, 2017, we amended our bylaws by adopting the Seventh Amended and Restated Bylaws. The only change in the Seventh Amended and Restated Bylaws is to reflect our new name. The Seventh Amended and Restated Bylaws have been filed as an exhibit to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 1, 2017, we reconvened the Annual Meeting to consider Proposal No. 3, the Charter Proposal. The Proposal No. 3 is described in detail in the Proxy Statement. At the Annual Meeting, the Company’s stockholders approved Proposal No. 3. As of May 17, 2017, the record date, 146,062,971 shares of common stock were eligible to vote, of which 104,509,263 shares, or approximately 71.6%, were present to vote by proxy or in person at the reconvened Annual Meeting.

Proposal No. 3. The Company’s stockholders approved a proposal to amend our charter to restructure our share classes through the Articles of Amendment (Share Classes) described above in Item 5.03, as set forth below. The voting was closed on Proposal No. 3.

For	Against	Abstain
74,624,412	5,503,530	6,564,364

With respect to Proposal No. 3, the Company received 17,816,957 broker non-votes. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

Item 8.01    Other Events.

Share Redemption Programs

Effective as of September 1, 2017, we terminated the existing Class E Share Redemption Program and the existing Class A, W and I Share Redemption Program, which means the last day we accepted redemption requests under these programs was August 31, 2017. Effective on September 1, 2017, we commenced our new Share Redemption Program that applies to all of our stockholders (the “SRP”). Pursuant to the new SRP, stockholders may request on a monthly basis that we redeem all or any portion of their shares; however, we are not obligated to redeem any shares and may choose to redeem only some, or even none, of the shares that have been requested to be redeemed in any particular month, in our discretion. In addition, our ability to fulfill redemption requests is subject to a number of limitations. As a result, share redemptions may not be available each month. Under our new SRP, to the extent we choose to redeem shares in any particular month we will only redeem shares as of the last calendar day of that month (a “Redemption Date”). To have your shares redeemed, your redemption request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of the applicable month. Settlements of share redemptions will be made within three business days of the Redemption Date. Redemption requests received and processed by our transfer agent will be effected at a redemption price equal to the transaction price on the applicable Redemption Date (which will generally be equal to our most recently disclosed monthly NAV per share), subject to any early redemption deduction. Although the transaction price for shares of our common stock will generally be based on the most recently disclosed monthly NAV per share, the NAV per share of such stock as of the Redemption Date may be significantly different.

The full description of the new Share Redemption Program, including the significant limitations of the program, is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Description of Capital Stock-Share Redemption Program.” The Share Redemption Program has been filed as an exhibit to this Current Report on Form 8-K.

Distribution Reinvestment Plan

Effective as of September 1, 2017, we amended our distribution reinvestment plan by adopting the Fifth Amended and Restated Distribution Reinvestment Plan (the “DRP”), to reflect (a) the monthly (rather than daily) NAV timing, (b) our ability to choose a transaction price that differs from our monthly NAV, in certain circumstances, and (c) the ability for our board of directors to elect to have distributions paid in cash. Under the new plan, participants will acquire shares from the Company at a price equal to the then-current transaction price (the “Transaction Price”), which will generally be the most recently disclosed monthly NAV per share applicable to the class of shares purchased by the participant. Although the Transaction Price for Shares of the Company’s common stock will generally be based on the most recently disclosed monthly NAV per share, the NAV per share of such stock as of the date on which a participant’s purchase is settled may be significantly different. The Company may offer shares at a price that it believes reflects the NAV per share of such stock more appropriately than the most recently disclosed monthly NAV per share, including by updating a previously disclosed Transaction Price, in cases where the Company believes there has been a material change (positive or negative) to its NAV per share relative to the most recently disclosed monthly NAV per share. Furthermore, the Company’s board of directors, in its sole discretion, may elect to have any particular distributions paid in cash, without notice to participants, without suspending the plan and without affecting the future operation of the plan with respect to participants.

The description of the Fifth Amended and Restated Distribution Reinvestment Plan is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Description of Capital Stock-Distribution Reinvestment Plan.” The Fifth Amended and Restated Distribution Reinvestment Plan has been filed as an exhibit to this Current Report on Form 8-K.

Net Asset Value Calculation and Valuation Procedures

Effective as of September 1, 2017, we amended our Net Asset Value Calculation and Valuation Procedures (the “Valuation Procedures”), primarily to provide for monthly rather than daily calculations of our NAV. Going forward, our NAV per share will be calculated as of the last calendar day of each month for each of our outstanding classes of stock and will be available generally within 15 calendar days after the end of the applicable month. We also revised our Valuation Procedures to value our debt investments and our debt liabilities using fair value principles rather than at book value. Our NAV per share calculated as of August 31, 2017 will be our final NAV per share calculation under our prior daily valuation procedures. Our first NAV calculation under our new Valuation Procedures will be calculated as of the last calendar day of September 2017 and will be available on or around 15 calendar days after the end of September 2017.

The description of our new Valuation Procedures is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Net Asset Value Calculation and Valuation Procedures.” The new Valuation Procedures have been filed as an exhibit to this Current Report on Form 8-K.

Multiple Class Plan
In connection with the filing of the Articles of Amendment (Share Classes), our board of directors has adopted a Multiple Class Plan, effective as of September 1, 2017. The Multiple Class Plan sets forth the method by which distributions among our classes of common stock are determined relative to each other. Under our Multiple Class Plan, distributions are made on all classes of our common stock at the same time. The per share amount of distributions on our shares of common stock differs because of different allocations of class-specific fees. The Multiple Class Plan does not change how we calculate distributions on separate classes of common stock from how we have calculated them in the past; it merely memorializes the methodology in a board-approved plan.
The description of our Multiple Class Plan is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Description of Capital Stock-Distributions.” The Multiple Class Plan has been filed as an exhibit to this Current Report on Form 8-K.

Distributions
For the month of September 2017, our board of directors has authorized a monthly distribution of $0.03 per share, subject to adjustment for class-specific fees, for stockholders of record as of the last business day of the month, and to be paid on or about the last business day of the month.

Risk Factors
All of our existing stockholders are advised and encouraged to review our updated risk factors relating to an investment in our company set forth in the “Risk Factors” section of the prospectus contained in the Registration Statement, which is incorporated herein by reference.

August 31, 2017 / September 1, 2017 Transaction Price
As described above, our NAV per share calculated as of August 31, 2017 will be our final NAV per share calculation under our prior daily valuation procedures. Our first NAV calculation under our new Valuation Procedures will be calculated as of the last calendar day of September 2017 and will be available on or around 15 calendar days after the end of September 2017. Therefore, the transaction price for redemptions under our SRP as of September 30, 2017 and purchases under our DRP as of October 1, 2017 is as follows:

Transaction Price (per share)
Class T	$7.46
Class S	7.46
Class D	7.46
Class I	7.46
Class E	7.46

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

3.1
Articles of Amendment (Share Classes), incorporated by reference to Exhibit 3.8 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

3.2
Articles of Amendment (Name Change), incorporated by reference to Exhibit 3.9 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

3.3
Seventh Amended and Restated Bylaws, incorporated by reference to Exhibit 3.10 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

4.1
Fifth Amended and Restated Distribution Reinvestment Plan, incorporated by reference to Appendix B of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

4.2
Share Redemption Program, incorporated by reference to Exhibit 4.3 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

4.3	Valuation Procedures, incorporated by reference to Exhibit 4.6 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017
4.4	Multiple Class Plan, incorporated by reference to Exhibit 4.7 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017
10.1
Twelfth Amended and Restated Advisory Agreement, incorporated by reference to Exhibit 10.1 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

10.2
Sixth Amended and Restated Operating Partnership Agreement, incorporated by reference to Exhibit 10.2 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

10.3	Letter Agreement, incorporated by reference to Exhibit 10.29 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017
10.4
Third Amended and Restated Dealer Manager Agreement, including Form of Selected Dealer Agreement, incorporated by reference to Exhibit 1.1 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

10.5
Side Letter between BC Exchange Manager LLC and BC Exchange Advisor LLC, incorporated by reference to Exhibit 10.30 of the Company’s Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

99.1	Post-Effective Amendment No. 10 to Registration Statement on Form S-11 (File No. 333-197767), filed September 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Black Creek Diversified Property Fund Inc.
September 1, 2017
	By:	/s/ M. KIRK SCOTT
M. Kirk Scott
Managing Director, Chief Financial Officer and Treasurer